File Number: 333-129005
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933



                                                                 October 1, 2007


     Supplement to the January 1, 2007 Class A, B, C Shares Prospectuses for Pioneer Select Research Growth Fund and Pioneer Select Research Value Fund

Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

Day-to-day management of each fund's portfolio is the responsibility of portfolio manager Diego Franzin and members of the fundamental and quantitative research teams. These research analysts coordinate with our global research department which includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Franzin, senior vice president and head of U.S. Quantitative Research & Management and leader of Global Active Quantitative Equity Research, joined Pioneer in 1998 as an active quantitative equity research analyst. John Peckham, senior vice president, analyst and U.S. Equity Research Coordinator, is responsible for coverage of U.S. electric utilities, gas utilities and independent power producers. Prior to joining Pioneer in 2002, Mr. Peckham was a senior manager with Deloitte Consulting's energy industry practice in Cleveland and Boston. During his nearly five years with Deloitte Consulting, Mr. Peckham provided strategy and financial advisory services to a wide range of energy and manufacturing industry clients. Bradley T. Galko, vice president and senior analyst, is responsible for coverage of capital goods and industrials. Prior to joining Pioneer in 2001, Mr. Galko spent ten years with Morgan Stanley in their Mergers & Acquisitions, Corporate Strategy and Equity Research departments. Paul Cloonan, vice president and analyst, is responsible for coverage of semiconductor and media sectors. Prior to joining Pioneer in 1997, Mr. Cloonan served as a manager in the Financial Advisory Services Group of Ernst & Young. Kim Galle, vice president and analyst, is responsible for coverage of the retailing industry. Prior to joining Pioneer in 2001, Mr. Galle served as an equity research analyst for Feris, Baker Watts, Incorporated. Ashesh Savla, quantitative research analyst, also assists with the portfolio construction. Mr. Savla joined Pioneer in 2003 and has focused on the development and implementation of quantitative models and portfolio construction techniques since joining the firm.




                                                                   21189-00-1007
                                        (C) 2007 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC